Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Zenix Income Fund Inc.
(Name of Registrant as Specified in its Charter)

Mike Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
 [   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:


	(2) Form, schedule or registration statement no.:


	(3) Filing party:


	(4) Date filed:



1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                            ZENIX INCOME FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ----------------------

                          TO BE HELD ON JULY 9, 1997

                            ----------------------

To the Shareholders of Zenix Income Fund Inc.:

  The Annual Meeting of Shareholders of Zenix Income Fund Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, 22nd Floor, New York, New York at 9:30 a.m. on July 9, 1997 for the following purposes:

    1. To elect six Directors to the Board of Directors (PROPOSAL 1);

    2. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Fund for the current fiscal year of the Fund (PROPOSAL
  2);

    3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

  The close of business on May 14, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Christina T. Sydor
                                          Secretary

June 2, 1997

                            ----------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                          VALID SIGNATURE
                        ------------                          ---------------
CORPORATE ACCOUNTS
 (1) ABC Corp. ............................................ ABC Corp.
 (2) ABC Corp. ............................................ John Doe, Treasurer
 (3) ABC Corp.
          c/o John Doe, Treasurer.......................... John Doe
 (4) ABC Corp. Profit Sharing Plan......................... John Doe, Trustee
TRUST ACCOUNTS
 (1) ABC Trust............................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee
          u/t/d 12/28/78................................... Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
 (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA.................... John B. Smith
 (2) Estate of John B. Smith............................... John B. Smith, Jr.,
                                                            Executor

                            ZENIX INCOME FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013
                                1-800-451-2010

                            ----------------------

                        ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 9, 1997

                            ----------------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Zenix Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on July 9, 1997, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of: the Fund; Smith Barney Inc. ("Smith Barney"), the Fund's distributor; and/or First Data Investor Services Group ("First Data"), the Fund's transfer agent may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and the Fund's investment adviser, Smith Barney Mutual Funds Management Inc. ("SBMFM"), are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended March 31, 1997, has been previously forwarded to all Shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about June 2, 1997. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in-person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the person named in the enclosed proxy to vote in accordance with their best judgment.

  The Board of Directors of the Fund has fixed the close of business on May 14, 1997 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to vote on each matter relevant to the class of shares held with no cumulative voting rights.

  The Fund has two classes of shares: common shares which have a par value of $.01 per share (the "Common Shares"), and cumulative preferred shares, which have a par value of $.01 per share and a liquidation preference in the amount of $1,000 per share (the "Preferred Shares" and collectively with the Common Shares, the "Shares"). On the Record Date, there were 14,782,176.95 Common Shares and 30,000 Preferred Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

  At the close of business on the Record Date, the Fund had outstanding 14,782,176.95 Common Shares, of which 12,869,727 or 87.06% were held in accounts but not beneficially owned by CEDE & Co., c/o Depository Trust

Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on the Record Date, the Fund had outstanding 30,000 Preferred Shares, of which 100% were held in accounts but not beneficially owned by CEDE & Co., c/o Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934 (the "Exchange Act")) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board Members of the Fund beneficially owned less than 1% of the outstanding Shares of the Fund.

  To the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board Members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")) as of the Record Date.

  In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on July 9, 1997. All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                  PROPOSAL 1
                    TO ELECT SIX (6) DIRECTORS OF THE FUND

  The first proposal to be considered at the Meeting is the election of six
(6) Directors of the Fund.

  Under the terms of the Fund's Charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two Directors of the Fund. William R. Hutchinson and Robert A. Frankel have been nominated by the Fund's Board of Directors for election by holders of Preferred Shares ("Preferred Directors"). The Fund's Charter further provides that the holders of the Fund's Common Shares are entitled as a class, to the exclusion of holders of Preferred Shares, to elect two Directors of the Fund. Martin Brody and Dwight B. Crane have been nominated by the Fund's Board of Directors for election by holders of the Fund's Common Shares ("Common Directors"). The Fund's Charter provides that the remaining nominees, Heath B. McLendon and Allan J. Bloostein, shall be elected by holders of Common and Preferred Shares voting together as a single class.

  The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. All the individuals listed are currently Directors of the Fund. Any Director considered an "interested person" as defined in the 1940 Act is indicated by an asterisk (*).

                  PERSONS NOMINATED FOR ELECTION AS DIRECTORS

 NAME, AGE, PRINCIPAL OCCUPATION   SERVED AS                 NUMBER OF FUND
  AND OTHER BUSINESS EXPERIENCE    A DIRECTOR             SHARES BENEFICIALLY
   DURING THE PAST FIVE YEARS        SINCE      CLASS   OWNED AS OF MAY 14, 1997
---------------------------------  ----------   -----   ------------------------
Allan J. Bloostein, age 67            1992    Common &            None
Consultant, formerly Vice                     Preferred
Chairman of the Board of May
Department Stores Company;
Director of Crystals Brands,
Inc., Melville Corp.,
R.G. Barry Corp. and Hechinger
Co.
Martin Brody, age 75                  1988     Common            99,266
Vice Chairman of the Board of                                (less than 1%)
Directors of Restaurant
Associates Corp.; Director of
Jaclyn, Inc., an apparel
manufacturer
Dwight B. Crane, age 59               1988     Common             856
Professor, Graduate School of                                (less than 1%)
Business Administration,
Harvard University; Director of
Peer Review Analysis, Inc.
Robert A. Frankel, age 70             1994    Preferred           242
Managing Partner of Robert A.                                (less than 1%)
Frankel Management Consultants;
formerly Corporate Vice President
of The Readers Digest Assoc. Inc.
William R. Hutchinson, age 54         1995    Preferred           None
Vice President Financial
Operations AMOCO Corporation;
Director of Associated Bank since
1981; Director of Associated
Banc-Corp since 1994
Heath B. McLendon*, age 64            1988    Common &           18,001
Managing Director of Smith Barney             Preferred      (less than 1%)
Inc.; Chairman of Smith Barney
Strategy Advisers Inc. and
President and Director of SBMFM
and Travelers Investment Advisor,
Inc. ("TIA"); prior to July 1993,
Senior Executive Vice President
of Shearson Lehman Brothers Inc.,
and Vice Chairman of the Board of
Shearson Asset Management.

-----------
* "Interested Person" as defined in the 1940 Act.

  Section 16(a) of the Exchange Act and Section 30(f) of the Investment Company Act of 1940 requires the Fund's officers and Directors, persons who beneficially own more than ten percent of the Fund's Common Shares, and to certain other entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that during its fiscal year ended March 31, 1997, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of Directors who are not interested persons of the Fund (the "Independent Directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

  During the Fund's last fiscal year four in-person meetings of the Board of Directors of the Fund were held, all of which were regular meetings. No director attended less than 75% of these meetings of the Board that were held in the last fiscal year.

  Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $40,370 were paid to such Directors by the Fund during the fiscal year ended March 31, 1997. Fees for Independent Directors are set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Smith Barney.

  The following table shows the compensation paid by the Fund to each Director, during the Fund's last fiscal year:

                                                                    TOTAL
                                    PENSION OR                    NUMBER OF
                                    RETIREMENT        TOTAL       FUNDS FOR
                     AGGREGATE   BENEFITS ACCRUED COMPENSATION  WHICH DIRECTOR
                    COMPENSATION    AS PART OF    FROM FUND AND SERVES WITHIN
  NAME OF PERSON     FROM FUND    FUND EXPENSES   FUND COMPLEX   FUND COMPLEX
  --------------    ------------ ---------------- ------------- --------------
Charles F. Barber
 #$                    $7,000           $0          $ 38,700           6
Martin Brody           $6,500            0          $118,350          19
Dwight B. Crane        $7,000            0          $137,475          22
Allan J. Bloostein     $7,000            0          $ 87,400           8
Robert A. Frankel      $7,000            0          $ 66,100           8
William R.
 Hutchinson            $7,000            0          $ 38,600           6
Heath B. McLendon*          0            0                 0          41

-----------
* Designates an "interested director".
# Pursuant to the Fund's deferred compensation plan, Mr. Barber elected effective January 2, 1996, to defer the payment of all of the compensation due to him from the Fund.
$ Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors together with reasonable out-of-pocket expenses for each meeting attended. Effective February 26, 1997, Mr. Barber became a Director Emeritus.

  The following is a list of the current executive officers of the Fund all of whom have been elected by the Directors to serve until their respective successors are elected:

                                                     PRINCIPAL OCCUPATIONS AND
                                 POSITION                OTHER AFFILIATIONS
     NAME AND AGE          (YEAR FIRST ELECTED)      DURING THE PAST FIVE YEARS
     ------------          --------------------      --------------------------
Heath B. McLendon, 64   Chief Executive Officer and   (see table of Directors
                        Chairman of the Board (1988)   above)
Jessica M. Bibliowicz,  President (1995)              Executive Vice President
  37                                                   of Smith Barney Inc.;
                                                       Chairman and Chief
                                                       Executive Officer of
                                                       SBMFM and TIA; prior to
                                                       1994, Director of Sales
                                                       and Marketing for
                                                       Prudential Mutual
                                                       Funds.
Lewis E. Daidone, 39    Senior Vice President and     Managing Director of
                        Treasurer (1992)               Smith Barney Inc.;
                                                       Chief Financial
                                                       Officer, Director and
                                                       Senior Vice President
                                                       of SBMFM and TIA.
John C. Bianchi, 41     Vice President and            Managing Director of
                        Investment Officer (1993)      Smith Barney Inc.;
                                                       Investment Officer;
                                                       prior to July 1993,
                                                       Managing Director of
                                                       Shearson Lehman
                                                       Advisors.
Christina T. Sydor, 46  Secretary (1992)              Managing Director of
                                                       Smith Barney Inc.;
                                                       General Counsel and
                                                       Secretary of SBMFM and
                                                       TIA.

  The principal business address of Mr. McLendon, Ms. Bibliowicz, Mr. Bianchi, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD. Proposal 1 requires for approval the affirmative vote of a plurality of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter.

                                  PROPOSAL 2
RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS
                   FOR THE FUND FOR THE CURRENT FISCAL YEAR

  KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for the fiscal year ending March 31, 1998 by a majority of the Independent Directors by a vote cast in person subject to ratification by the shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Fund, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

  If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and who will have an opportunity to make a statement.

  The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                      DEADLINE FOR SHAREHOLDER PROPOSALS

  Shareholders proposals intended to be presented at the 1998 Annual Meeting of the Shareholders of the Fund must be received by January 6, 1998 to be considered at this meeting.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

June 2, 1997

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)


ZENIX INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Common Stock of Zenix Income Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Michael Kocur attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Zenix Income Fund Inc. to be held at the offices of the Fund, 388 Greenwich Street, New York, New York on July 9, 1997 at 9:30 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated June 2, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please vote as in this example
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF COMMON DIRECTORS			FOR   	WITHHELD
	Nominees:  Allan J. Bloostein, Martin Brody
                                 Dwight B. Crane and Heath B. McLendon
___________________________________________________________________________
 For both nominees except as noted above

2.To ratify the selection of KPMG Peat Marwick LLP as	FOR  	AGAINST  ABSTAIN
	independent accountants for the Fund.

 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date:


ZENIX INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Preferred Stock of Zenix Income Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Michael Kocur attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Zenix Income Fund Inc. to be held at the offices of the Fund, 388 Greenwich Street, New York, New York on July 9, 1997 at 9:30 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated
June 2, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please vote as in this example
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF PREFERRED DIRECTORS			FOR   	WITHHELD
	Nominees:  Allan J. Bloostein, Robert Frankel
                          William R. Hutchinson and Heath B. McLendon
___________________________________________________________________________
 For both nominees except as noted above

2.To ratify the selection of KPMG Peat Marwick LLP as	FOR  	AGAINST  ABSTAIN
	independent accountants for the Fund.

 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date: